Exhibit 10.4

February 24, 2010

Trans-Allegheny Interstate Line Company

800 Cabin Hill Drive

Greensburg, PA 15601

Re: Consent and Waiver for Credit Agreement, dated as of January 25, 2010

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of January 25, 2010 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), by and among Trans-Allegheny Interstate Line Company (the “Borrower”), each of the Initial Lender Parties referred to therein, BNP Paribas, as Administrative Agent, and the other parties thereto. Capitalized terms used herein but not defined herein have the respective meanings set forth in the Credit Agreement.

The Borrower has advised the Lenders that Allegheny Energy, Inc. (the “Parent”) proposes to enter into a transaction among the Parent, FirstEnergy Corp. (“FirstEnergy”) and Element Merger Sub, Inc. (“Merger Sub”, a wholly owned subsidiary of FirstEnergy), whereby in a stock for stock exchange transaction, the Parent would be merged into Merger Sub, with the Parent surviving as a wholly-owned subsidiary of FirstEnergy (the “Proposed Transaction”). The undersigned Lenders, comprising the Required Lenders, hereby consent to the Proposed Transaction and agree to waive any Default or Event of Default that would arise as a result of a Change of Control under the Credit Agreement in connection with the Proposed Transaction.

Except as expressly set forth above, all terms and conditions of the Credit Agreement and the other Financing Documents remain unchanged and in full force and effect and are hereby in all respects ratified and confirmed. Each of the waivers set forth above is strictly limited to the event indicated above, and no such waiver constitutes a waiver, consent or amendment with respect to any other matter whatsoever. This letter agreement is solely for the benefit of the parties hereto, and no provision of this letter agreement shall be deemed to confirm upon any third party any claim, remedy, cause of action or other right.

The Borrower hereby represents and warrants that, as of the date hereof, no Default has occurred and is continuing.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

The Borrower shall pay a consent fee to each Lender that executes and delivers this letter agreement on or before February 26, 2010, such fee to be equal to the product of (i) 0.025]% and (ii) the sum (without duplication) of the outstanding principal amounts of such Lender’s outstanding Advances and its Commitments.

This letter agreement shall become binding and effective as of the date first above written upon receipt by the Administrative Agent of counterparts hereof executed by the Borrower and the Required Lenders. This letter agreement is subject to the provisions of Section 8.01 of the Credit Agreement.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Please evidence your agreement to the foregoing by signing and returning a counterpart of this amendment letter to the Borrower.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

BNP PARIBAS, as Administrative Agent and Lender

By:	/s/ Pasquale A. Perraglia IV
	Name:	Pasquale A. Perraglia IV
	Title:	Vice President

By:	/s/ Francis J. Delaney
	Name:	Francis J. Delaney
	Title:	Managing Director

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

BANK OF AMERICA, N.A., as Lender

By:	/s/ Jacob Dowden
	Name:	Jacob Dowden
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Juan Javellana
	Name:	Juan Javellana
	Title:	Vice President

BARCLAYS BANK PLC, as Lender

By:	/s/ Sam Yoo
	Name:	Sam Yoo
	Title:	Asst Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Rianka Mohan
	Name:	Rianka Mohan
	Title:	Vice President

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

COBANK ACB, as Lender

By:	/s/ Lori Kepner
	Name:	Lori Kepner
	Title:	Vice President

WELLS FARGO BANK, N.A., as Lender

By:	/s/ Henry R. Biedrzycki
	Name:	Henry R. Biedrzycki
	Title:	Director

SOVEREIGN BANK, as Lender

By:	/s/ Rober D. Lanigan
	Name:	Robert D. Lanigan
	Title:	SVP

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Lender

By:	/s/ Robyn Zeller
	Name:	Robyn Zeller
	Title:	Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Lender

By:	/s/ Kelly Wilson
	Name:	Kelly Wilson
	Title:	Vice President

By:	/s/ Gerard A. Araw
	Name:	Gerard A. Araw
	Title:	Assistant Vice President

UNION BANK, N.A., as Lender

By:	/s/ Efrain Soto
	Name:	Efrain Soto
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Paul Vastola
	Name:	Paul Vastola
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Tracy J. DeCoch
	Name:	Tracy J. DeCoch
	Title:	Vice President

THE HUNTINGTON NATIONAL BANK, as Lender

By:	/s/ W. Christopher Kohler
	Name:	W. Christopher Kohler
	Title:	Vice President

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Rainer Meier
	Name:	Rainer Meier
	Title:	Director

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

ACKNOWLEDGED AND AGREED TO
on the date first written above

TRANS-ALLEGHENY INTERSTATE LINE COMPANY

By:	/s/ Barry E. Pakenham
Name:	Barry E. Pakenham
Title:	Treasurer